Exhibit 99.2

JARDEN CORPORATION
Reconciliation of Non-GAAP Financial Measures
For the three and nine months ended September 30, 2014 and 2013
in millions

Segment earnings:

	For the three months ended		For the nine months ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Net income	$108.6	$94.9	$164.4	$166.9
Income tax provision	68.8	51.9	105.0	94.3
Interest expense, net	52.7	47.5	159.6	143.3
Loss on early extinguishment of debt	—	—	54.4	25.9
Depreciation and amortization	48.1	39.6	140.8	115.8

Earnings before interest, taxes, depreciation and amortization (EBITDA)	278.2	233.9	624.2	546.2
Other adjustments:
Fair market value adjustment to inventory	12.3	5.9	13.6	10.9
Restructuring costs, net	0.5	3.0	3.1	4.4
Acquisition-related and other costs	14.1	6.8	35.4	6.8
Foreign exchange-related charges (a)	3.3	—	16.9	29.0

Segment earnings (As Adjusted EBITDA)	$308.4	$249.6	$693.2	$597.3

	For the three months ended
	September 30, 2014	September 30, 2013	Increase/ (Decrease)
Net sales	$2,142.2	$1,800.8
Segment earnings (As Adjusted EBITDA)	308.4	249.6	58.8
Segment earnings (As Adjusted EBITDA) margin	14.4%	13.9%	0.5%

(a)	Foreign exchange losses on Venezuela cash conversion in 2014 and Venezuela devaluation-related charges in 2013.

Organic net sales:

Organic net sales growth is a non-GAAP measure of net sales growth excluding the impacts of foreign exchange, certain acquisitions and exited businesses from year-over-year comparisons. The Company believes this measure provides investors with a more complete understanding of the underlying sales trends by providing net sales on a consistent basis. Organic net sales growth is also one of the measures used by management to analyze operating performance. The following tables provide reconciliation of organic net sales growth to the comparable GAAP measure of net sales growth for the three, nine and trailing twelve months ended September 30, 2014:

	For the three months ended September 30, 2014
	Branded	Consumer	Outdoor	Process
	Consumables	Solutions	Solutions	Solutions	Eliminations	Consolidated
Net sales growth	50.3%	14.0%	1.3%	2.4%	7.2%	19.0%
Foreign exchange impacts	0.7%	0.5%	0.3%	(0.3)%	—	0.4%
(Acquisitions)/exited businesses and other, net	(42.3)%	(3.5)%	—	—	—	(13.0)%

Organic net sales growth	8.7%	11.0%	1.6%	2.1%	7.2%	6.4%

	For the nine months ended September 30, 2014
	Branded	Consumer	Outdoor	Process
	Consumables	Solutions	Solutions	Solutions	Eliminations	Consolidated
Net sales growth	43.7%	4.4%	0.5%	3.8%	7.4%	13.8%
Foreign exchange impacts	0.6%	1.3%	0.6%	(0.4)%	—	0.7%
(Acquisitions)/exited businesses and other, net	(38.0)%	(1.4)%	—	—	—	(11.0)%

Organic net sales growth	6.3%	4.3%	1.1%	3.4%	7.4%	3.5%

Trailing twelve months ended September 30, 2014	Consolidated
Net sales growth	15.9%
Foreign exchange impacts	1.1%
(Acquisitions)/exited businesses and other, net	(13.4)%

Organic net sales growth	3.6%

Adjusted gross margin:

	For the three months ended
	September 30, 2014	September 30, 2013	Increase/ (Decrease)
Gross margin as reported	31.4%	29.1%	2.3%
Fair market value adjustment to inventory	0.6%	0.3%	0.3%
Acquisition-related and other costs	0.3%	—	0.3%
Accelerated depreciation	—	0.1%	(0.1)%

Adjusted gross margin	32.3%	29.5%	2.8%

Adjusted gross margins by segments:

	For the three months ended September 30, 2014
	Branded	Consumer	Outdoor	Process
	Consumables	Solutions	Solutions	Solutions	Consolidated
Gross margins as reported	36.8%	26.0%	31.6%	15.6%	31.4%
Fair market value adjustment to inventory	0.2%	1.8%	—	—	0.6%
Acquisition-related and other costs	—	—	0.9%	—	0.3%

Adjusted gross margins	37.0%	27.8%	32.5%	15.6%	32.3%

	For the three months ended September 30, 2013
	Branded	Consumer	Outdoor	Process
	Consumables	Solutions	Solutions	Solutions	Consolidated
Gross margins as reported	30.7%	26.1%	31.3%	16.0%	29.1%
Fair market value adjustment to inventory	—	—	0.9%	—	0.3%
Accelerated depreciation	—	0.3%	0.2%	—	0.1%

Adjusted gross margins	30.7%	26.4%	32.4%	16.0%	29.5%

Adjusted selling, general administrative expenses as a percent of sales:

	For the three months ended
	September 30, 2014	September 30, 2013	Increase/ (Decrease)
Reported SG&A as a percent of sales	20.7%	18.1%	2.6%
Acquisition-related and other costs	(0.4)%	(0.4)%	—
Foreign exchange-related charges	(0.2)%	—	(0.2)%
Amortization of acquired intangibles	(0.3)%	(0.2)%	(0.1)%

Adjusted SG&A as a percent of sales	19.8%	17.5%	2.3%